                                                                    EXHIBIT 99.1


                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

                                   CHAPTER 11

IN RE: ENRON CORP.,                 CASE NOS. 01-16033 THROUGH 01-16046,
ET AL., DEBTORS                     01-16048, 01-16076, 01-16078, 01-16080,
                                    01-16109 THROUGH 01-16111, 01-16280,
                                    01-16319, 01-16428 THROUGH 01-16431,
                                    01-16467, 01-16483, 02-10007, 02-10038,
                                    02-10059 THROUGH 02-10061, 02-10132,
                                    02-10232, 02-10252, 02-10346, 02-10464,
                                    02-10613, 02-10632, 02-10743, 02-10747,
                                    02-10748, 02-10751, 02-10755, 02-10757,
                                    02-10760, 02-10761, 02-10764, 02-10766,
                                    02-10939, 02-11123, 02-11239, 02-11242,
                                    02-11267, 02-11268, 02-11272, 02-11824,
                                    02-11884, 02-12104 , 02-12105, 02-12106,
                                    02-12347, 02-12398, 02-12400, 02-12402,
                                    02-12403, 02-12902, 02-13702, 02-13723,
                                    02-14046, 02-14632, 02-14885, 02-14977,
                                    02-15716, 02-16441, 02-16492, 03-10106,
                                    03-10673, 03-10676, 03-10678, 03-10681,
                                    03-10682, 03-11364, 03-11369, 03-11371,
                                    03-11373, 03-11374, 03-12088

                             (JOINTLY ADMINISTERED)

                         MONTHLY OPERATING STATEMENT FOR
                         THE MONTH ENDED APRIL 30, 2003

DEBTORS' ADDRESS:                   Enron Corp. et al.
                                    1400 Smith Street
                                    Houston, TX 77002

DEBTORS' ATTORNEY:                  Weil, Gotshal & Manges LLP
                                    767 Fifth Avenue
                                    New York, NY 10153

REPORT PREPARER:                    Enron Corp. et al.


                     THIS OPERATING STATEMENT MUST BE SIGNED
                       BY A REPRESENTATIVE OF THE DEBTORS

         The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

         The undersigned also verifies that, to the best of my knowledge, all insurance policies of the Debtors have been paid currently.


DATE:  June 16, 2003                         By: /s/ Raymond M. Bowen, Jr.
                                                --------------------------------
                                             Name:  Raymond M. Bowen, Jr.
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

                                EXPLANATORY NOTES


BASIS OF PRESENTATION OF MONTHLY OPERATING REPORT FOR APRIL 2003

Beginning on December 2, 2001 (the original petition date), Enron Corp. (the "Company") and certain of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. Additional subsidiaries of the Company have continued to file since that time. The Debtors continue to manage their businesses as debtors-in-possession in the ordinary course of business.

The Company cautions readers not to place undue reliance upon the information contained in this monthly operating report (the "Operating Report"). This Operating Report contains unaudited information, and does not present a balance sheet of the Company. The information is subject to further review and potential adjustment and may not be indicative of the Company's financial condition or operating results that would be reflected in the Company's consolidated financial statements. There can be no assurance that this Operating Report is complete. Information is presented only for the Debtors that have filed through April 2003 and therefore does not include all entities that would be included with the Company's consolidation. Moreover, the Company undertakes no obligation to update or revise the Operating Report.

The following analyses are included:

Table 1 -- Cash Activity Rollforward

   o Represents cash activity for each debtor, including payments and receipts made by Enron affiliates on behalf of the debtors. Beginning balance reflects cash as of the previous month-end, regardless of the Debtors' filing dates. The ending balance reflects checks that were written but have not cleared the bank.

Table 2 -- Tax Rollforward (Non-Payroll)

   o Includes all taxes payable (net of tax refunds receivable) except those related to payroll. Note that federal and state income taxes are accrued monthly on a separate company basis. Entities included in the Enron consolidated tax group are currently transferring their monthly tax accrual to Enron Corp.

Table 3 -- Post-Petition Payables Aging - Non-Commodity

   o Includes all post-petition payables except those related to commodity trading. The "other" column represents the amount of the 20% holdback of professional fees related to billings of certain professionals. Payment of this amount will be subject to approval by the bankruptcy court.

Table 4 -- Receivables Aging - Non-Commodity

   o Includes all trade and other receivables except those related to commodity trading and tax refunds included in Table 2. The "other" column represents unbilled receivables, notes receivable, allowance for doubtful accounts and other accounts that have not been aged.

Table 5 -- Receivables Rollforward - Non-Commodity

   o Includes all trade and other receivables except those related to commodity trading and tax refunds included in Table 2. The "other" column represents unbilled receivables and other adjustments.

Table 6 -- Commodity Receivables and Payables

   o Represents receivables and pre- and post-petition payables related to commodity trading. Certain of these receivables may be subject to a right of offset against liabilities to the applicable counterparty. Amounts reflect receivables and payables from commodity activities for which the applicable debtor entities continue to perform, after netting (offsetting) assets and liabilities related to domestic wholesale trading activities with third parties.

Table 7 -- Asset Dispositions

   o Includes asset sales closed during the period, including those made by non-debtor entities, except normal course sales of inventory. Also excludes settlements and sales of wholesale and retail trading and service contracts. Asset sales by unconsolidated affiliates are footnoted. Current management of the Company makes no representation as to the accuracy of the book value of the assets sold. Additionally, the proceeds reported may change as a result of the resolution of ongoing purchase price adjustment disputes with respect to certain of the asset dispositions.

                                                                         Table 1


                                  Enron Debtors
                            Cash Activity Rollforward
                       For the Month Ended April 30, 2003
                                  (In Millions)

                                                                                                             Transfer to
                                                         Beginning  3rd Party    3rd Party         Net       Restricted    Ending
Debtor Company                                Case No.    Balance   Receipts   Disbursements   Intercompany     Cash     Balance (c)
------------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                01-16033     $    5       --         $ --           $  --        $    --     $    5
Enron Corp.                                   01-16034         88       12          (65)             28             --         63
Enron North America Corp.                     01-16035        723      128           (4)            (22)          (387)       438
Enron Power Marketing, Inc.                   01-16036        481       42           --             (15)          (212)       296
PBOG Corp.                                    01-16037         --       --           --              --             --         --
Smith Street Land Company                     01-16038         --       --           --              --             --         --
Enron Broadband Services, Inc.                01-16039          1       --           (4)              4             --          1
Enron Energy Services Operations, Inc.        01-16040         92        2           --              --             --         94
Enron Energy Marketing Corp.                  01-16041         --       --           --              --             --         --
Enron Energy Services, Inc.                   01-16042        329       17          (13)            (51)          (128)       154
Enron Energy Services, LLC                    01-16043         --       --           --              --             --         --
Enron Transportation Services Company         01-16044          5       --           --              (5)            --         --
BAM Leasing Company                           01-16045         --       --           --              --             --         --
ENA Asset Holdings, L.P.                      01-16046          1       --           --              --             --          1
Enron Gas Liquids, Inc.                       01-16048         --       --           --              --             --         --
Enron Global Markets LLC                      01-16076         --       --           --              --             --         --
Enron Net Works L.L.C                         01-16078         --       --           (7)              7             --         --
Enron Industrial Markets LLC                  01-16080         --       --           --              --             --         --
Operational Energy Corp.                      01-16109         --       --           --              --             --         --
Enron Engineering & Construction Co.          01-16110          3       --           --              (1)            --          2
Enron Engineering & Operational
 Services Co.                                 01-16111         --       --           --              --             --         --
Garden State Paper Company LLC                01-16280          8       --           --              --             --          8
Palm Beach Development Company, L.L.C         01-16319         --       --           --              --             --         --
Tenant Services, Inc.                         01-16428         --       --           --              --             --         --
Enron Energy Information
 Solutions, Inc.                              01-16429         --       --           --              --             --         --
EESO Merchant Investments, Inc.               01-16430         --       --           --              --             --         --
Enron Federal Solutions, Inc.                 01-16431         --       --           --              --             --         --
Enron Freight Markets Corp.                   01-16467         --       --           --              --             --         --
Enron Broadband Services, L.P.                01-16483         --       --           --              --             --         --
Enron Energy Services North America, Inc.     02-10007         --       --           --              --             --         --
Enron LNG Marketing LLC                       02-10038         --       --           --              --             --         --
Calypso Pipeline, LLC                         02-10059         --       --           --              --             --         --
Enron Global LNG LLC                          02-10060         --       --           --              --             --         --
Enron International Fuel Management Company   02-10061         --       --           --              --             --         --
Enron Natural Gas Marketing Corp.             02-10132         --       --           --              --             --         --
ENA Upstream Company LLC                      02-10232         --       --           --              --             --         --
Enron Liquid Fuels, Inc.                      02-10252         --       --           --              --             --         --
Enron LNG Shipping Company                    02-10346          3       --           --              --             --          3
Enron Property & Services Corp.               02-10464         --        1           (2)              1             --         --
Enron Capital & Trade Resources
 International Corp.                          02-10613         20       --           --              --             --         20
Enron Communication Leasing Corp.             02-10632         --       --           --              --             --         --
Enron Wind Corp. (b)                          02-10743
Enron Wind Systems, Inc. (b)                  02-10747
Enron Wind Energy Systems Corp. (b)           02-10748
Enron Wind Maintenance Corp. (b)              02-10751
Enron Wind Constructors Corp. (b)             02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)        02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)       02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)      02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)       02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)        02-10766

                           Continued on the next page

                                                                         Table 1

                                  Enron Debtors
                      Cash Activity Rollforward - Continued
                       For the Month Ended April 30, 2003
                                  (In Millions)

                                                                                                             Transfer to
                                                         Beginning  3rd Party    3rd Party         Net       Restricted    Ending
Debtor Company                                Case No.    Balance   Receipts   Disbursements   Intercompany     Cash     Balance (c)
------------------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                          02-10939       --         --          --              --            --         --
Enron Processing Properties, Inc.             02-11123       --         --          --              --            --         --
Enron Methanol Company                        02-11239       --         --          --               5            --          5
Enron Ventures Corp.                          02-11242       --         --          --              --            --         --
Enron Mauritius Company                       02-11267       --         --          --              --            --         --
Enron India Holding Ltd.                      02-11268       --         --          --              --            --         --
Offshore Power Production C.V                 02-11272       --         --          --              --            --         --
The New Energy Trading Company                02-11824        4         --          --              --            --          4
EES Service Holdings, Inc                     02-11884       --         --          --              --            --         --
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)  02-12104
ZWHC, LLC (a)                                 02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                  02-12106
Enron Reserve Acquisition Corp.               02-12347       --          2          --              (2)           --         --
EPC Estate Services, Inc.
 (formerly National Energy Production
  Corp.) (a)                                  02-12398
Enron Power & Industrial Construction (a)     02-12400
NEPCO Power Procurement Co. (a)               02-12402
NEPCO Services International, Inc. (a)        02-12403
San Juan Gas Company, Inc.                    02-12902       --         --          --              --            --         --
EBF, LLC                                      02-13702        8         --          --              --            --          8
Zond Minnesota Construction Co. LLC (a)       02-13723
Enron Fuels International, Inc.               02-14046       --         --          --              --            --         --
E Power Holdings Corp.                        02-14632        2         --          --              --            --          2
EFS Construction Management Services, Inc.    02-14885       --         --          --              --            --         --
Enron Management Inc.                         02-14977       --         --          --              --            --         --
Enron Expat Services, Inc.                    02-15716       --         --          --              --            --         --
Artemis Associates, LLC                       02-16441       --         --          --              --            --         --
Clinton Energy Management Services, Inc.      02-16492        6         --          --              --            --          6
LINGTEC Constructors, L.P.                    03-10106       --         --          --              --            --         --
EGS New Ventures Group                        03-10673       --         --          --              --            --         --
Louisiana Gas Marketing Company               03-10676       --         --          --              --            --         --
Louisiana Resources Company                   03-10678       --         --          --              --            --         --
LGMI, Inc.                                    03-10681       --         --          --              --            --         --
LRCI, Inc.                                    03-10682       --         --          --              --            --         --
Enron Communications Group, Inc.              03-11364       --         --          --              --            --         --
EnRock Management, LLC                        03-11369       --         --          --              --            --         --
ECI-Texas, L.P.                               03-11371       --         --          --              --            --         --
EnRock, L.P.                                  03-11373       --         --          --              --            --         --
ECI-Nevada Corp.                              03-11374       --         --          --              --            --         --
Enron Alligator Alley Pipeline Company        03-12088       --         --          --              --            --         --
                                                         ---------------------------------------------------------------------------
Combined Debtor Entities                                 $1,779      $ 204        $(95)          $ (51)      $  (727)    $1,110
                                                         ===========================================================================

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-10760, 02-10761, 02-10764 and
     02-10766).

(c) In addition to the cash ending balance, the debtor companies listed below have restricted cash balances and proceeds held in escrow, primarily related to asset dispositions, as follows (in millions):

          Enron Metals & Commodity Corp                  $ 24           Enron Energy Services, Inc.                   $187
          Enron Corp.                                     174           Enron Gas Liquids, Inc.                          7
          Enron North America Corp.                       654           Enron Energy Information Solutions, Inc.         2
          Enron Power Marketing, Inc.                     306           Enron LNG Marketing LLC                         31
          Smith Street Land Company                        88           Enron LNG Shipping Company                      24
          Enron Broadband Services, Inc.                  142           Calypso Pipeline, LLC                            5
          Enron Energy Services Operations, Inc.           24           Enron Liquid Fuels, Inc.                         1
          Enron Energy Marketing Corp.                     26           Enron Reserve Acquisition Corp                  27
                                                                                                                    ------
                                                                        Combined Debtor Entities                    $1,722
                                                                                                                    ======

                                                                         Table 2
                                  Enron Debtors
                          Tax Rollforward (Non-Payroll)
                       For the Month Ended April 30, 2003
                                  (In Millions)

                                                                 Beginning                                   (Payments)      Ending
Debtor Company                                      Case No.      Balance      Accruals    Intercompany       Refunds        Balance
------------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                      01-16033       $ --          $ --          $ --          $     --         $ --
Enron Corp.                                         01-16034         14            68           (70)               --           12
Enron North America Corp.                           01-16035          6            97           (97)               --            6
Enron Power Marketing, Inc.                         01-16036          2            55           (55)               --            2
PBOG Corp.                                          01-16037         --            --            --                --           --
Smith Street Land Company                           01-16038         --            --            --                --           --
Enron Broadband Services, Inc.                      01-16039         (2)           (2)            3                --           (1)
Enron Energy Services Operations, Inc.              01-16040          1             2            (2)               --            1
Enron Energy Marketing Corp.                        01-16041         --            (1)           --                --           (1)
Enron Energy Services, Inc.                         01-16042         14           (26)           25                --           13
Enron Energy Services, LLC                          01-16043         --            --            --                --           --
Enron Transportation
  Services Company                                  01-16044         --            --            --                --           --
BAM Leasing Company                                 01-16045         --            (1)            1                --           --
ENA Asset Holdings, L.P.                            01-16046         --            --            --                --           --
Enron Gas Liquids, Inc.                             01-16048         --            --            --                --           --
Enron Global Markets LLC                            01-16076         --            --            --                --           --
Enron Net Works L.L.C                               01-16078          1            (4)            4                --            1
Enron Industrial Markets LLC                        01-16080         --            --            --                --           --
Operational Energy Corp.                            01-16109         --            --            --                --           --
Enron Engineering &
  Construction Co.                                  01-16110         --            --            --                --           --
Enron Engineering &
  Operational Services Co.                          01-16111         --            --            --                --           --
Garden State Paper Company LLC                      01-16280         --            --            --                --           --
Palm Beach Development Company, L.L.C               01-16319         --            --            --                --           --
Tenant Services, Inc.                               01-16428         --            --            --                --           --
Enron Energy Information Solutions, Inc.            01-16429         --            --            --                --           --
EESO Merchant Investments, Inc.                     01-16430         --            --            --                --           --
Enron Federal Solutions, Inc.                       01-16431         --            --            --                --           --
Enron Freight Markets Corp.                         01-16467         --            --            --                --           --
Enron Broadband Services, L.P.                      01-16483         --            --            --                --           --
Enron Energy Services North America, Inc.           02-10007         --            --            --                --           --
Enron LNG Marketing LLC                             02-10038         --            --            --                --           --
Calypso Pipeline, LLC                               02-10059         --            --            --                --           --
Enron Global LNG LLC                                02-10060         --            --            --                --           --
Enron International Fuel Management Company         02-10061         --            --            --                --           --
Enron Natural Gas Marketing Corp.                   02-10132         --            --            --                --           --
ENA Upstream Company LLC                            02-10232         --            --            --                --           --
Enron Liquid Fuels, Inc.                            02-10252         (1)           --            --                --           (1)
Enron LNG Shipping Company                          02-10346         --            --            --                --           --
Enron Property & Services Corp.                     02-10464          1            (1)            1                --            1
Enron Capital & Trade Resources
  International Corp.                               02-10613         (1)           --            --                --           (1)
Enron Communication Leasing Corp.                   02-10632          4            (3)            3                --            4
Enron Wind Corp. (b)                                02-10743
Enron Wind Systems, Inc. (b)                        02-10747
Enron Wind Energy Systems Corp. (b)                 02-10748
Enron Wind Maintenance Corp. (b)                    02-10751
Enron Wind Constructors Corp. (b)                   02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)              02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)             02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)            02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)             02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)              02-10766


                           Continued on the next page

                                                                         Table 2

                                  Enron Debtors
                    Tax Rollforward (Non-Payroll) - Continued
                       For the Month Ended April 30, 2003
                                  (In Millions)

                                                                  Beginning                                  (Payments)      Ending
Debtor Company                                        Case No.     Balance        Accruals     Intercompany    Refunds       Balance
------------------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                                  02-10939        --             --             --            --            --
Enron Processing Properties, Inc.                     02-11123        --             --             --            --            --
Enron  Methanol Company                               02-11239         1             --             --            --             1
Enron Ventures Corp.                                  02-11242        --             --             --            --            --
Enron Mauritius Company                               02-11267        --             --             --            --            --
Enron India Holding Ltd.                              02-11268        --             --             --            --            --
Offshore Power Production C.V                         02-11272        --             --             --            --            --
The New Energy Trading Company                        02-11824        --             --             --            --            --
EES Service Holdings Inc.                             02-11884        --             --             --            --            --
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)          02-12104
ZWHC, LLC (a)                                         02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                          02-12106
Enron Reserve Acquisition Corp.                       02-12347        (1)             2             (1)           --            --
EPC Estate Services, Inc.
 (formerly National Energy Production Corp.) (a)      02-12398
Enron Power & Industrial Construction (a)             02-12400
NEPCO Power Procurement Co. (a)                       02-12402
NEPCO Services International, Inc. (a)                02-12403
San Juan Gas Company, Inc.                            02-12902        --             --             --            --            --
EBF, LLC                                              02-13702        --             --             --            --            --
Zond Minnesota Construction Company LLC (a)           02-13723
Enron Fuels International, Inc.                       02-14046        --             --             --            --            --
E Power Holdings Corp.                                02-14632        --             --             --            --            --
EFS Construction Management Services, Inc.            02-14885        --             --             --            --            --
Enron Management Inc.                                 02-14977         1              1             (1)           --             1
Enron Expat Services, Inc.                            02-15716        --             --             --            --            --
Artemis Associates, LLC                               02-16441        --             --             --            --            --
Clinton Energy Management Services, Inc.              02-16492        --             --             --            --            --
LINGTEC Constructors, L.P.                            03-10106       (10)            --             --            --           (10)
EGS New Ventures Corp.                                03-10673        --             --             --            --            --
Louisiana Gas Marketing Company                       03-10676        --             --             --            --            --
Louisiana Resources Company                           03-10678        --             --             --            --            --
LGMI, Inc.                                            03-10681         1             --             --            --             1
LRCI, Inc.                                            03-10682        --             --             --            --            --
Enron Communications Group, Inc.                      03-11364        --             --             --            --            --
EnRock Management, LLC                                03-11369        --             --             --            --            --
ECI-Texas, L.P.                                       03-11371        (1)            --             --            (1)           (2)
EnRock, L.P.                                          03-11373        --             --             --            --            --
ECI-Nevada Corp.                                      03-11374        --             --             --            --            --
Enron Alligator Alley Pipeline Company                03-12088        --             --             --            --            --
                                                                  ------------------------------------------------------------------
Combined Debtor Entities                                           $  30          $ 187          $(189)         $ (1)         $ 27
                                                                  ==================================================================


                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-10760, 02-10761, 02-10764 and
     02-10766).

                                                                         Table 3

                                  Enron Debtors
                  Post-Petition Payables Aging - Non-Commodity
                              As of April 30, 2003
                                  (In Millions)

                                                                 Current
Debtor Company                                    Case No.        1-30        31-60       61-90        91+         Other       Total
------------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                    01-16033         $--         $--         $--         $--         $ --        $ --
Enron Corp.                                       01-16034          --           2           1           2          107         112
Enron North America Corp.                         01-16035          --          --          --          --           39          39
Enron Power Marketing, Inc.                       01-16036          --          --          --          --           --          --
PBOG Corp.                                        01-16037          --          --          --          --           --          --
Smith Street Land Company                         01-16038          --          --          --          --           --          --
Enron Broadband Services, Inc.                    01-16039          --           1          --          --           --           1
Enron Energy Services Operations, Inc.            01-16040          --          --          --           1           --           1
Enron Energy Marketing Corp.                      01-16041          --          --          --          --           --          --
Enron Energy Services, Inc.                       01-16042          --          --          --          --           --          --
Enron Energy Services, LLC                        01-16043          --          --          --          --           --          --
Enron Transportation Services Company             01-16044          --          --          --          --           --          --
BAM Leasing Company                               01-16045          --          --          --          --           --          --
ENA Asset Holdings, L.P.                          01-16046          --          --           7          --           --           7
Enron Gas Liquids, Inc.                           01-16048          --          --          --          --           --          --
Enron Global Markets LLC                          01-16076          --          --          --          --           --          --
Enron Net Works L.L.C                             01-16078           4          --          --           2           --           6
Enron Industrial Markets LLC                      01-16080          --          --          --          --           --          --
Operational Energy Corp.                          01-16109          --          --          --          --           --          --
Enron Engineering & Construction Co.              01-16110          --          --          --          --           --          --
Enron Engineering & Operational
 Services Co.                                     01-16111          --          --          --          --           --          --
Garden State Paper Company LLC                    01-16280          --          --          --          --           --          --
Palm Beach Development Company, L.L.C             01-16319          --          --          --          --           --          --
Tenant Services, Inc.                             01-16428          --          --          --          --           --          --
Enron Energy Information
 Solutions, Inc.                                  01-16429          --          --          --          --           --          --
EESO Merchant Investments, Inc.                   01-16430          --          --          --          --           --          --
Enron Federal Solutions, Inc.                     01-16431          --          --          --          --           --          --
Enron Freight Markets Corp.                       01-16467          --          --          --          --           --          --
Enron Broadband Services, L.P.                    01-16483          --          --          --          --           --          --
Enron Energy Services North America, Inc.         02-10007          --          --          --          --           --          --
Enron LNG Marketing LLC                           02-10038          --          --          --          --           --          --
Calypso Pipeline, LLC                             02-10059          --          --          --          --           --          --
Enron Global LNG LLC                              02-10060          --          --          --          --           --          --
Enron International Fuel Management Company       02-10061          --          --          --          --           --          --
Enron Natural Gas Marketing Corp.                 02-10132          --          --          --          --           --          --
ENA Upstream Company LLC                          02-10232          --          --          --          --           --          --
Enron Liquid Fuels, Inc.                          02-10252          --          --          --          --           --          --
Enron LNG Shipping Company                        02-10346          --          --          --          --           --          --
Enron Property & Services Corp.                   02-10464          --          --          --          --           --          --
Enron Capital & Trade Resources
 International Corp.                              02-10613          --          --          --          --           --          --
Enron Communication Leasing Corp.                 02-10632          --          --          --          --           --
Enron Wind Corp.  (b)                             02-10743
Enron Wind Systems, Inc. (b)                      02-10747
Enron Wind Energy Systems Corp. (b)               02-10748
Enron Wind Maintenance Corp.  (b)                 02-10751
Enron Wind Constructors Corp. (b)                 02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)            02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)           02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)          02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)           02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)            02-10766

                           Continued on the next page

                                                                         Table 3
                                  Enron Debtors
            Post-Petition Payables Aging - Non-Commodity - Continued
                              As of April 30, 2003
                                  (In Millions)

                                                             Current
Debtor Company                                 Case No.        1-30        31-60        61-90          91+        Other       Total
-----------------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                           02-10939          -            -            -            -            -           -
Enron Processing Properties, Inc.              02-11123          -            -            -            -            -           -
Enron Methanol Company                         02-11239          -            -            -            -            -           -
Enron Ventures Corp.                           02-11242          -            -            -            -            -           -
Enron Mauritius Company                        02-11267          -            -            -            -            -           -
Enron India Holding Ltd.                       02-11268          -            -            -            -            -           -
Offshore Power Production C.V.                 02-11272          -            -            -            -            -           -
The New Energy Trading Company                 02-11824          -            -            -            -            -           -
EES Service Holdings, Inc.                     02-11884          -            -            -            -            -           -
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)   02-12104
ZWHC, LLC (a)                                  02-12105
Zond Pacific LLC
 (formerly Zond Pacific)  (a)                  02-12106
Enron Reserve Acquisition Corp.                02-12347          -            -            -            -            -           -
EPC Estate Services, Inc.                      02-12398
 (formerly National Energy Production
  Corp.) (a)                                   02-12398
Enron Power & Industrial Construction (a)      02-12400
NEPCO Power Procurement Co. (a)                02-12402
NEPCO Services International, Inc. (a)         02-12403
San Juan Gas Company, Inc.                     02-12902          -            -            -            -            -           -
EBF, LLC                                       02-13702          -            -            -            -            -           -
Zond Minnesota Construction Company LLC (a)    02-13723
Enron Fuels International, Inc.                02-14046          -            -            -            -            -           -
E Power Holdings Corp                          02-14632          -            -            -            -            -           -
EFS Construction Management Services, Inc.     02-14885          -            -            -            -            -           -
Enron Management Inc.                          02-14977          -            -            -            -            -           -
Enron Expat Services, Inc.                     02-15716          -            -            -            -            -           -
Artemis Associates, LLC                        02-16441          -            -            -            -            -           -
Clinton Energy Management Services, Inc.       02-16492          -            -            -            -            -           -
LINGTEC Constructors, L.P.                     03-10106          -            -            -            -            -           -
EGS New Ventures Corp.                         03-10673          -            -            -            -            -           -
Louisiana Gas Marketing Company                03-10676          -            -            -            -            -           -
Louisiana Resources Company                    03-10678          -            -            -            -            -           -
LGMI, Inc.                                     03-10681          -            -            -            -            -           -
LRCI, Inc.                                     03-10682          -            -            -            -            -           -
Enron Communications Group, Inc.               03-11364          -            -            -            -            -           -
EnRock Management, LLC                         03-11369          -            -            -            -            -           -
ECI-Texas, L.P.                                03-11371          -            -            -            -            -           -
EnRock, L.P.                                   03-11373          -            -            -            -            -           -
ECI-Nevada Corp.                               03-11374          -            -            -            -            -           -
Enron Alligator Alley Pipeline Company         03-12088          -            -            -            -            -           -
                                                               -------------------------------------------------------------------
Combined Debtor Entities                                       $ 4         $  3          $ 8          $ 5        $ 146       $ 166
                                                               ===================================================================

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case number 02-10757, 02-10760, 02-10761, 02-10764 and
    02-10766)

                                                                         Table 4
                        Receivables Aging - Non-Commodity
                              As of April 30, 2003
                                  (In Millions)

                                                             Current
Debtor Company                                 Case No.       1-30        31-60        61-90         91+         Other        Total
-----------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                 01-16033      $   -        $   -        $   -        $   -       $    -       $   -
Enron Corp.                                    01-16034          1            5            -          191            2         199
Enron North America Corp.                      01-16035          -            -            2           15           (1)         16
Enron Power Marketing, Inc.                    01-16036          -            -            -            -            -           -
PBOG Corp.                                     01-16037          -            -            -            -            -           -
Smith Street Land Company                      01-16038          -            -            -            -            -           -
Enron Broadband Services, Inc.                 01-16039          -            -            -           37          (33)          4
Enron Energy Services Operations, Inc.         01-16040          -            -            -            -            3           3
Enron Energy Marketing Corp.                   01-16041          -            -            -            -            -           -
Enron Energy Services, Inc.                    01-16042          -            -            -            -           13          13
Enron Energy Services, LLC                     01-16043          -            -            -            -            -           -
Enron Transportation Services Company          01-16044          -            -            -            -            -           -
BAM Leasing Company                            01-16045          -            -            -            -            -           -
ENA Asset Holdings, L.P.                       01-16046          -            -            -            -            -           -
Enron Gas Liquids, Inc.                        01-16048          -            -            -            -            -           -
Enron Global Markets LLC                       01-16076          -            -            -            -            -           -
Enron Net Works L.L.C.                         01-16078          -            -            -            4            -           4
Enron Industrial Markets LLC                   01-16080          -            -            -            -            -           -
Operational Energy Corp.                       01-16109          -            -            -            1           (1)          -
Enron Engineering & Construction Co.           01-16110          -            -            -            4           (4)          -
Enron Engineering & Operational
 Services Co.                                  01-16111          -            -            -            -            -           -
Garden State Paper Company LLC                 01-16280          -            -            -            -           20          20
Palm Beach Development Company, L.L.C.         01-16319          -            -            -            -            -           -
Tenant Services, Inc.                          01-16428          -            -            -            -            -           -
Enron Energy Information
 Solutions, Inc.                               01-16429          -            -            -            -            -           -
EESO Merchant Investments, Inc.                01-16430          -            -            -            -            -           -
Enron Federal Solutions, Inc.                  01-16431          -            -            -            -            5           5
Enron Freight Markets Corp.                    01-16467          -            -            -            -            -           -
Enron Broadband Services, L.P.                 01-16483          -            -            -            4           (4)          -
Enron Energy Services North America, Inc.      02-10007          -            -            -            8            -           8
Enron LNG Marketing LLC                        02-10038          -            -            -            -            -           -
Calypso Pipeline, LLC                          02-10059          -            -            -            -            -           -
Enron Global LNG LLC                           02-10060          -            -            -            -            -           -
Enron International Fuel Management Company    02-10061          -            -            -            -            -           -
Enron Natural Gas Marketing Corp.              02-10132          -            -            -            -            -           -
ENA Upstream Company LLC                       02-10232          -            -            -            -            -           -
Enron Liquid Fuels, Inc.                       02-10252          -            -            -            -            -           -
Enron LNG Shipping Company                     02-10346          -            -            -            -            -           -
Enron Property & Services Corp.                02-10464          -            -            -            8            -           8
Enron Capital & Trade Resources
 International Corp.                           02-10613          -            -            -            -            3           3
Enron Communication Leasing Corp.              02-10632          -            -            -            -            -           -
Enron Wind Corp. (b)                           02-10743
Enron Wind Systems, Inc. (b)                   02-10747
Enron Wind Energy Systems Corp. (b)            02-10748
Enron Wind Maintenance Corp. (b)               02-10751
Enron Wind Constructors Corp. (b)              02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)         02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)        02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)       02-10761
Enron Wind Maintenance
 (formerly EREC Subsidiary IV, LLC) (a)        02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)         02-10766

                             Continued on next page

                                                                         Table 4

                              As of April 30, 2003
                                  (In Millions)

                                                                Current
Debtor Company                                   Case No.        1-30        31-60        61-90          91+        Other     Total
-----------------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                             02-10939           -            -            -            -            -         -
Enron Processing Properties, Inc.                02-11123           -            -            -            -            -         -
Enron Methanol Company                           02-11239           -            -            -            -            -         -
Enron Ventures Corp.                             02-11242           -            -            -            -            -         -
Enron Mauritius Company                          02-11267           -            -            -            -            -         -
Enron India Holding Ltd.                         02-11268           -            -            -            -            -         -
Offshore Power Production C.V.                   02-11272           -            -            -            -            -         -
The New Energy Trading Company                   02-11824           -            -            -            -            -         -
EES Service Holdings, Inc.                       02-11884           -            -            -            -            1         1
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)     02-12104
ZWHC, LLC (a)                                    02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                     02-12106
Enron Reserve Acquisition Corp.                  02-12347           -            -            -            -            -         -
EPC Estate Services, Inc.                        02-12398
 (formerly National Energy Production Corp.) (a) 02-12398
Enron Power & Industrial Construction (a)        02-12400
NEPCO Power Procurement Co. (a)                  02-12402
NEPCO Services International, Inc. (a)           02-12403
San Juan Gas Company, Inc.                       02-12902           1            -            -            4           (4)        1
EBF, LLC                                         02-13702           -            -            -            -            -         -
Zond Minnesota Construction Company LLC (a)      02-13723
Enron Fuels International, Inc.                  02-14046           -            -            -            -            -         -
E Power Holdings Corp.                           02-14632           -            -            -            -            -         -
Enron Construction Management Services, Inc.     02-14885           -            -            -            -            -         -
Enron Management Inc.                            02-14977           -            -            -            -            -         -
Enron Expat Services, Inc.                       02-15716           -            -            -            2            -         2
Artemis Associates, LLC                          02-16441           -            -            -            -            -         -
Clinton Energy Management Services, Inc.         02-16492           -            -            -            -            -         -
LINGTEC Constructors, L.P.                       03-10106           -            -            -            -            -         -
EGS New Ventures Corp.                           03-10673           -            -            -            -            -         -
Louisiana Gas Marketing Company                  03-10676           -            -            -            -            -         -
Louisiana Resources Company                      03-10678           -            -            -            -            -         -
LGMI, Inc.                                       03-10681           -            -            -            -            -         -
LRCI, Inc.                                       03-10682           -            -            -            -            -         -
Enron Communications Group, Inc.                 03-11364           -            -            -            -            -         -
EnRock Management, LLC                           03-11369           -            -            -            -            -         -
ECI-Texas, L.P.                                  03-11371           -            -            -            -            -         -
EnRock, L.P.                                     03-11373           -            -            -            -            -         -
ECI-Nevada Corp.                                 03-11374           -            -            -            -            -         -
Enron Alligator Alley Pipeline Company           03-12088           -            -            -            -            -         -
                                                                -------------------------------------------------------------------
Combined Debtor Entities                                          $ 2         $  5         $  2        $ 278         $  -     $ 287
                                                                ===================================================================

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case number 02-10757, 02-10760, 02-10761, 02-10764 and
    02-10766).

                                                                         Table 5

                                  Enron Debtors
                     Receivables Rollforward - Non-Commodity
                       For the Month Ended April 30, 2003
                                  (In Millions)

                                                         Beginning                     Payments             Other           Ending
Debtor Company                               Case No.     Balance        Billings      Received          Adjustments        Balance
-----------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.               01-16033     $   -          $    -          $   -             $   -             $   -
Enron Corp.                                  01-16034       207               3             (9)               (2)              199
Enron North America Corp.                    01-16035        16               -              -                 -                16
Enron Power Marketing, Inc.                  01-16036         -               -              -                 -                 -
PBOG Corp.                                   01-16037         -               -              -                 -                 -
Smith Street Land Company                    01-16038         -               -              -                 -                 -
Enron Broadband Services, Inc.               01-16039         4               -              -                 -                 4
Enron Energy Services Operations, Inc.       01-16040         3               -              -                 -                 3
Enron Energy Marketing Corp.                 01-16041         -               -              -                 -                 -
Enron Energy Services, Inc.                  01-16042        13               -              -                 -                13
Enron Energy Services, LLC                   01-16043         -               -              -                 -                 -
Enron Transportation Services Company        01-16044         -               -              -                 -                 -
BAM Leasing Company                          01-16045         -               -              -                 -                 -
ENA Asset Holdings, L.P.                     01-16046         -               -              -                 -                 -
Enron Gas Liquids, Inc.                      01-16048         -               -              -                 -                 -
Enron Global Markets LLC                     01-16076         -               -              -                 -                 -
Enron Net Works L.L.C.                       01-16078         4               -              -                 -                 4
Enron Industrial Markets LLC                 01-16080         -               -              -                 -                 -
Operational Energy Corp.                     01-16109         -               -              -                 -                 -
Enron Engineering & Construction Co.         01-16110         -               -              -                 -                 -
Enron Engineering & Operational
 Services Co.                                01-16111         -               -              -                 -                 -
Garden State Paper Company LLC               01-16280        20               -              -                 -                20
Palm Beach Development Company, L.L.C.       01-16319         -               -              -                 -                 -
Tenant Services, Inc.                        01-16428         -               -              -                 -                 -
Enron Energy Information
 Solutions, Inc.                             01-16429         -               -              -                 -                 -
EESO Merchant Investments, Inc.              01-16430         -               -              -                 -                 -
Enron Federal Solutions, Inc.                01-16431         5               -              -                 -                 5
Enron Freight Markets Corp.                  01-16467         -               -              -                 -                 -
Enron Broadband Services, L.P.               01-16483         -               -              -                 -                 -
Enron Energy Services North
  America, Inc.                              02-10007         8               -              -                 -                 8
Enron LNG Marketing LLC                      02-10038         -               -              -                 -                 -
Calypso Pipeline, LLC                        02-10059         -               -              -                 -                 -
Enron Global LNG LLC                         02-10060         -               -              -                 -                 -
Enron International Fuel Management
  Company                                    02-10061         -               -              -                 -                 -
Enron Natural Gas Marketing Corp.            02-10132         -               -              -                 -                 -
ENA Upstream Company LLC                     02-10232         -               -              -                 -                 -
Enron Liquid Fuels, Inc.                     02-10252         -               -              -                 -                 -
Enron LNG Shipping Company                   02-10346         -               -              -                 -                 -
Enron Property & Services Corp.              02-10464         9               -             (1)                -                 8
Enron Capital & Trade Resources
  International Corp.                        02-10613         3               -              -                 -                 3
Enron Communication Leasing Corp.            02-10632         -               -              -                 -                 -
Enron Wind Corp. (b)                         02-10743
Enron Wind Systems Inc. (b)                  02-10747
Enron Wind Energy Systems Corp. (b)          02-10748
Enron Wind Maintenance Corp. (b)             02-10751
Enron Wind Constructors Corp. (b)            02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)       02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)      02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)     02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)      02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)       02-10766

                           Continued on the next page

                                                                         Table 5

                                  Enron Debtors
               Receivables Rollforward - Non-Commodity - Continued
                       For the Month Ended April 30, 2003
                                  (In Millions)

                                                           Beginning                       Payments             Other        Ending
Debtor Company                               Case No.       Balance          Billings      Received          Adjustments     Balance
-----------------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                          02-10939           -               -              -                 -              -
Enron Processing Properties, Inc.             02-11123           -               -              -                 -              -
Enron Methanol Company                        02-11239           -               -              -                 -              -
Enron Ventures Corp.                          02-11242           -               -              -                 -              -
Enron Mauritius Company                       02-11267           -               -              -                 -              -
Enron India Holding Ltd.                      02-11268           -               -              -                 -              -
Offshore Power Production C.V.                02-11272           -               -              -                 -              -
The New Energy Trading Company                02-11824           -               -              -                 -              -
EES Services Holdings, Inc.                   02-11884           1               -              -                 -              1
Enron Wind Development LLC
 (formerly Enron Wind Development
  Corp.) (a)                                  02-12104
ZWHC, LLC (a)                                 02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                  02-12106
Enron Reserve Acquisition Corp.               02-12347           -               -              -                 -              -
EPC Estate Services, Inc.
 (formerly National Energy Production
  Corp.) (a)                                  02-12398
Enron Power & Industrial Construction (a)     02-12400
NEPCO Power Procurement Co. (a)               02-12402
NEPCO Services International, Inc. (a)        02-12403
San Juan Gas Company, Inc.                    02-12902           1               -              -                 -              1
EBF, LLC                                      02-13702           -               -              -                 -              -
Zond Minnesota Construction Company LLC (a)   02-13723
Enron Fuels International, Inc.               02-14046           -               -              -                 -              -
E Power Holdings Corp.                        02-14632           -               -              -                 -              -
Enron Construction Management
  Services, Inc.                              02-14885           -               -              -                 -              -
Enron Management, Inc.                        02-14977           -               -              -                 -              -
Enron Expat Services, Inc.                    02-15716           2               -              -                 -              2
Artemis Associates, LLC                       02-16441           -               -              -                 -              -
Clinton Energy Management Services, Inc.      02-16492           -               -              -                 -              -
LINGTEC Constructors, L.P.                    03-10106           -               -              -                 -              -
EGS New Ventures Corp.                        03-10673           -               -              -                 -              -
Louisiana Gas Marketing Company               03-10676           -               -              -                 -              -
Louisiana Resources Company                   03-10678           -               -              -                 -              -
LGMI, Inc.                                    03-10681           -               -              -                 -              -
LRCI, Inc.                                    03-10682           -               -              -                 -              -
Enron Communications Group, Inc.              03-11364           -               -              -                 -              -
EnRock Management, LLC                        03-11369           -               -              -                 -              -
ECI-Texas, L.P.                               03-11371           -               -              -                 -              -
EnRock, L.P.                                  03-11373           -               -              -                 -              -
ECI-Nevada Corp.                              03-11374           -               -              -                 -              -
Enron Alligator Alley Pipeline Company        03-12088           -               -              -                 -              -
                                                              ---------------------------------------------------------------------
Combined Debtor Entities                                      $296            $  3          $ (10)             $ (2)         $ 287
                                                              ====================================================================

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-17060, 02-10761 02-10764 and
    02-10766).

                                                                         Table 6
                                  Enron Debtors
                       Commodity Receivables and Payables
                              As of April 30, 2003
                                  (In Millions)

Debtor Company                                          Case No.          Receivables                Payables
--------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                        01-16033              $      1                  $      7
Enron Corp.                                           01-16034                     -                         -
Enron North America Corp.                             01-16035                     -                        46
Enron Power Marketing, Inc.                           01-16036                     6                         -
PBOG Corp.                                            01-16037                     -                         -
Smith Street Land Company                             01-16038                     -                         -
Enron Broadband Services, Inc.                        01-16039                     -                         -
Enron Energy Services Operations, Inc.                01-16040                    37                       308
Enron Energy Marketing Corp.                          01-16041                   107                        35
Enron Energy Services, Inc.                           01-16042                   274                       197
Enron Energy Services, LLC                            01-16043                     -                         -
Enron Transportation Services Company                 01-16044                     -                         -
BAM Leasing Company                                   01-16045                     -                         -
ENA Asset Holdings, L.P.                              01-16046                     -                         -
Enron Gas Liquids, Inc.                               01-16048                     1                         7
Enron Global Markets LLC                              01-16076                     -                         -
Enron Net Works L.L.C.                                01-16078                     -                         -
Enron Industrial Markets LLC                          01-16080                     -                         -
Operational Energy Corp.                              01-16109                     -                         -
Enron Engineering & Construction Co.                  01-16110                     -                         -
Enron Engineering & Operational
  Services Co.                                        01-16111                     -                         -
Garden State Paper Company LLC                        01-16280                     2                        18
Palm Beach Development Company, L.L.C.                01-16319                     -                         -
Tenant Services, Inc.                                 01-16428                     -                        30
Enron Energy Information
  Solutions, Inc.                                     01-16429                     -                         -
EESO Merchant Investments, Inc.                       01-16430                     -                         -
Enron Federal Solutions, Inc.                         01-16431                     -                         -
Enron Freight Markets Corp.                           01-16467                     -                         -
Enron Broadband Services, L.P.                        01-16483                     -                         -
Enron Energy Services North America, Inc.             02-10007                     -                         -
Enron LNG Marketing LLC                               02-10038                     -                         -
Calypso Pipeline, LLC                                 02-10059                     -                         -
Enron Global LNG LLC                                  02-10060                     -                         -
Enron International Fuel Management Company           02-10061                     -                         -
Enron Natural Gas Marketing Corp.                     02-10132                     -                         -
ENA Upstream Company LLC                              02-10232                    30                        69
Enron Liquid Fuels, Inc.                              02-10252                     -                         -
Enron LNG Shipping Company                            02-10346                     -                         -
Enron Property & Services Corp.                       02-10464                     -                         -
Enron Capital & Trade Resources
   International Corp.                                02-10613                    86                       136
Enron Communication Leasing Corp.                     02-10632                     -                         -
Enron Wind Corp. (b)                                  02-10743
Enron Wind Systems, Inc. (b)                          02-10747
Enron Wind Energy Systems Corp. (b)                   02-10748
Enron Wind Maintenance Corp. (b)                      02-10751
Enron Wind Constructors Corp. (b)                     02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)                02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)               02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)              02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)               02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)                02-10766

                           Continued on the next page

                                                                         Table 6

                                  Enron Debtors
                 Commodity Receivables and Payables - Continued
                              As of April 30, 2003
                                  (In Millions)

Debtor Company                                        Case No.                      Receivables                Payables
-----------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                                  02-10939                              -                         -
Enron Processing Properties, Inc.                     02-11123                              -                         -
Enron Methanol Company                                02-11239                              -                         -
Enron Ventures Corp.                                  02-11242                              -                         -
Enron Mauritius Company                               02-11267                              -                         -
Enron India Holding Ltd.                              02-11268                              -                         -
Offshore Power Production C.V.                        02-11272                              -                         -
The New Energy Trading Company                        02-11824                              -                         -
EES Service Holdings, Inc.                            02-11884                              -                         -
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)          02-12104                              -                         -
ZWHC, LLC (a)                                         02-12105                              -                         -
Zond Pacific LLC
 (formerly Zond Pacific) (a)                          02-12106                              -                         -
Enron Reserve Acquisition Corp. (b)                   02-12347                              -                         -
EPC Estate Services, Inc.
 (formerly National Energy Production Corp.) (a)      02-12398
Enron Power & Industrial Construction (a)             02-12400
NEPCO Power Procurement Co. (a)                       02-12402
NEPCO Services International, Inc. (a)                02-12403
San Juan Gas Company, Inc.                            02-12902                              -                         -
EBF, LLC                                              02-13702                              -                         -
Zond Minnesota Construction Company LLC (a)           02-13723
Enron Fuels International, Inc.                       02-14046                             33                         2
E Power Holdings Corp.                                02-14632                              -                         -
Enron Construction Management, Inc.                   02-14885                              -                         -
Enron Management, Inc.                                04-14977                              -                         -
Enron Expat Services, Inc.                            02-15716                              -                         -
Artemis Associates, LLC                               02-16441                              -                         -
Clinton Energy Management Services, Inc.              02-16492                              -                         1
LINGTEC Constructors, L.P.                            03-10106                              -                         -
EGS New Ventures Corp.                                03-10673                              -                         -
Louisiana Gas Marketing Company                       03-10676                              -                         -
Louisiana Resources Company                           03-10678                              -                         -
LGMI, Inc.                                            03-10681                              -                         -
LRCI, Inc.                                            03-10682                              -                         -
Enron Communications Group, Inc.                      03-10364                              -                         -
EnRock Management, LLC                                03-10369                              -                         -
ECI-Texas, L.P.                                       03-11371                              -                         -
EnRock, L.P.                                          03-11373                              -                         -
ECI-Nevada Corp.                                      03-11374                              -                         -
Enron Alligator Alley Pipeline Company                03-12088                              -                         -
                                                                                     ----------------------------------
Combined Debtor Entities                                                             $    577                  $    856
                                                                                     ==================================

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-17060, 02-10761 02-10764 and
    02-10766).

                                                                         Table 7
                                 Enron Entities
                               Asset Dispositions
                       For the Month Ended April 30, 2003
                                  (In Millions)

                                                                  Asset               Book
Company                             Date Closed                Description            Value              Proceeds
-----------------------------------------------------------------------------------------------------------------
Debtor Companies  - None.
-----------------


Non-Debtor Companies - None.
--------------------